Exhibit 99.2

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Segment Income (Loss) to Net Income (Loss)	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

Results of operations disclosed in this document include Chaucer’s results in periods subsequent to July 1, 2011 (date of acquisition). Accordingly, our results for the year ended December 31, 2011 include Chaucer’s results for only the period from July 1, 2011 through December 31, 2011. Results of operations for the year ended December 31, 2012 include results from all of our business segments.

Prior periods were restated for the effect of the Company’s adoption of the new Deferred Acquisition Cost (“DAC”) methodology on the Balance Sheet and Income Statement.

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER PROPERTY AND CASUALTY

Other Property and Casualty segment consists of Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Dec-YTD 2011	Dec-YTD 2012
PREMIUMS
Gross premiums written	$1,133.0	$1,287.8	$1,417.1	$1,291.9	$1,207.4	$4,059.2	$5,204.2
Net premiums written	977.1	1,016.8	1,197.6	1,120.1	1,033.9	3,593.4	4,368.4
Net premiums earned	1,047.8	1,035.6	1,050.0	1,071.0	1,082.5	3,598.6	4,239.1
EARNINGS
Segment income (loss) before interest and taxes	$77.5	$85.7	$31.0	$62.9	$(104.5)	$71.8	$75.1

Segment income (loss) after taxes	45.5	46.0	10.0	32.5	(73.4)	14.2	15.1
Income (loss) from continuing operations	46.4	50.7	9.8	40.9	(55.3)	31.5	46.1
Net income (loss)	49.6	49.7	20.8	40.4	(55.0)	36.7	55.9
PER SHARE DATA (DILUTED) (1)
Segment income (loss) after taxes	$1.00	$1.01	$0.22	$0.72	$(1.65)	$0.31	$0.33
Income (loss) from continuing operations	1.02	1.11	0.22	0.90	(1.24)	0.69	1.02
Net income (loss)	1.09	1.09	0.46	0.89	(1.24)	0.80	1.23

Weighted average shares outstanding (1)	45.3	45.5	45.4	45.2	44.5	45.8	45.3

BALANCE SHEET

(In millions, except per share data)	December 31 2011	March 31 2012	June 30 2012	September 30 2012	December 31 2012
Total assets	$12,598.6	$12,913.4	$13,118.7	$13,330.1	$13,484.9
Total loss and loss adjustment expense reserves	5,760.3	5,827.3	5,853.4	5,938.9	6,197.0
Total shareholders’ equity	2,484.0	2,579.0	2,617.5	2,699.4	2,595.4

U.S. Property and Casualty Companies
Statutory surplus	$1,582.8	$1,681.1	$1,655.1	$1,670.8	$1,523.4
Premium to surplus ratio	2.00:1	1.92:1	1.98:1	2.01:1	2.22:1

Book value per share	$55.67	$57.65	$58.81	$61.00	$58.59
Book value per share, excluding net unrealized investment gains and losses, net of tax	$51.58	$52.32	$53.10	$53.82	$51.88
Tangible book value per share (total book value excluding goodwill and intangibles)	$48.29	$50.31	$51.53	$53.69	$51.32
Shares outstanding	44.6	44.7	44.5	44.3	44.3

Total debt/equity	36.7%	35.6%	35.1%	34.0%	32.7%
Total debt/total capital	26.8%	26.3%	26.0%	25.4%	24.7%

(1)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2012 excludes common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2012	2011	% Change	2012	2011	% Change
REVENUES
Premiums earned	$1,082.5	$1,047.8	3.3	$4,239.1	$3,598.6	17.8
Net investment income	70.1	69.0	1.6	276.6	258.2	7.1
Total net realized investment gains	18.9	3.2	N/M	23.6	28.1	(16.0)
Fees and other income	12.5	15.9	(21.4)	51.4	46.7	10.1

Total revenues	1,184.0	1,135.9	4.2	4,590.7	3,931.6	16.8

LOSSES AND EXPENSES
Losses and loss adjustment expenses	872.5	687.4	26.9	2,974.4	2,550.8	16.6
Policy acquisition expenses	241.1	231.4	4.2	938.1	778.9	20.4
Loss from retirement of debt	5.1	—	N/M	5.1	2.3	121.7
Interest expense	15.2	16.4	(7.3)	61.9	55.0	12.5
Other operating expenses	156.5	137.1	14.2	582.5	523.0	11.4

Total losses and expenses	1,290.4	1,072.3	20.3	4,562.0	3,910.0	16.7

Income (loss) from continuing operations before income taxes	(106.4)	63.6	N/M	28.7	21.6	32.9
Income tax expense (benefit)	(51.1)	17.2	N/M	(17.4)	(9.9)	75.8

Income (loss) from continuing operations	(55.3)	46.4	N/M	46.1	31.5	46.3

Discontinued operations	0.3	3.2	N/M	9.8	5.2	N/M

Net income (loss)	$(55.0)	$49.6	N/M	$55.9	$36.7	52.3

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2012	December 31 2011	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,529.5 and $6,008.7)	$6,952.2	$6,284.7	10.6
Equity securities, at fair value (cost of $299.0 and $239.9)	315.8	246.4	28.2
Other investments	210.3	190.2	10.6

Total investments	7,478.3	6,721.3	11.3

Cash and cash equivalents	564.8	820.4	(31.2)
Accrued investment income	69.0	71.8	(3.9)
Premiums and accounts receivable, net	1,308.8	1,168.1	12.0
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,479.7	2,262.2	9.6
Deferred policy acquisition costs	489.5	458.6	6.7
Deferred income taxes	267.6	274.0	(2.3)
Goodwill	184.9	185.5	(0.3)
Other assets	511.8	515.5	(0.7)
Assets of discontinued operations	130.5	121.2	7.7

Total assets	$13,484.9	$12,598.6	7.0

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,197.0	$5,760.3	7.6
Unearned premiums	2,474.8	2,292.1	8.0
Expenses and taxes payable	775.8	642.9	20.7
Reinsurance premiums payable	466.2	378.9	23.0
Debt	849.4	911.1	(6.8)
Liabilities of discontinued operations	126.3	129.3	(2.3)

Total liabilities	10,889.5	10,114.6	7.7

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,787.1	1,784.8	0.1
Accumulated other comprehensive income	325.8	210.4	54.8
Retained earnings	1,211.6	1,211.3	—
Treasury stock at cost (16.2 and 15.9 million shares)	(729.7)	(723.1)	0.9

Total shareholders’ equity	2,595.4	2,484.0	4.5

Total liabilities and shareholders’ equity	$13,484.9	$12,598.6	7.0

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2012					2011
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C
Gross premiums written	$514.0	$393.9	$299.5	$—	$1,207.4	$475.3	$380.0	$277.7	$—	$1,133.0

Net premiums written	$436.4	$363.4	$234.1	$—	$1,033.9	$415.7	$354.9	$206.5	$—	$977.1

Net premiums earned	$466.3	$365.8	$250.4	$—	$1,082.5	$422.3	$364.0	$261.5	$—	$1,047.8
Losses and LAE:
Current accident year, excluding catastrophe losses	298.7	250.4	127.5	0.1	676.7	249.3	254.0	159.2	—	662.5
Prior year (favorable) unfavorable reserve development	9.6	11.3	(28.7)	0.3	(7.5)	(7.5)	(4.5)	(18.9)	0.2	(30.7)
Catastrophe losses	126.9	51.7	24.7	—	203.3	4.0	15.7	35.9	—	55.6

Total losses and LAE	435.2	313.4	123.5	0.4	872.5	245.8	265.2	176.2	0.2	687.4
Policy acquisition and other underwriting expenses	180.3	105.1	98.0	0.8	384.2	166.3	101.7	85.5	0.2	353.7

GAAP underwriting profit (loss)	(149.2)	(52.7)	28.9	(1.2)	(174.2)	10.2	(2.9)	(0.2)	(0.4)	6.7
Net investment income	36.1	22.0	10.4	1.5	70.0	34.9	23.6	8.3	2.2	69.0
Other income	1.9	3.4	6.5	2.6	14.4	5.1	3.5	6.8	2.0	17.4
Other operating expenses	(1.7)	(1.7)	(6.3)	(5.0)	(14.7)	(4.3)	(3.6)	(1.9)	(5.8)	(15.6)

Segment income (loss) before income taxes	$(112.9)	$(29.0)	$39.5	$(2.1)	$(104.5)	$45.9	$20.6	$13.0	$(2.0)	$77.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.0%	68.5%	51.0%	N/M	62.5%	59.1%	69.7%	60.9%	N/M	63.2%
Prior year (favorable) unfavorable reserve development	2.1%	3.1%	(11.5)%	N/M	(0.7)%	(1.8)%	(1.2)%	(7.2)%	N/M	(2.9)%
Catastrophe losses	27.2%	14.1%	9.9%	N/M	18.8%	0.9%	4.3%	13.7%	N/M	5.3%

Total loss and LAE ratio	93.3%	85.7%	49.4%	N/M	80.6%	58.2%	72.8%	67.4%	N/M	65.6%
Expense ratio	38.5%	27.9%	39.1%	N/M	35.1%	39.2%	27.1%	32.7%	N/M	33.4%

Combined ratio	131.8%	113.6%	88.5%	N/M	115.7%	97.4%	99.9%	100.1%	N/M	99.0%

Change in policies in force	8.8%	(3.3)%				7.1%	(2.3)%
Retention	82.9%	80.1%				85.9%	80.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2012					2011 (1)
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C
Gross premiums written	$2,182.4	$1,611.7	$1,409.8	$0.3	$5,204.2	$1,938.0	$1,561.3	$559.6	$0.3	$4,059.2

Net premiums written	$1,902.0	$1,475.6	$990.5	$0.3	$4,368.4	$1,703.1	$1,461.2	$428.8	$0.3	$3,593.4

Net premiums earned	$1,811.5	$1,459.9	$966.8	$0.9	$4,239.1	$1,641.7	$1,450.5	$506.3	$0.1	$3,598.6
Losses and LAE:
Current accident year, excluding catastrophe losses	1,126.5	955.3	538.1	0.4	2,620.3	1,004.8	988.2	299.2	0.3	2,292.5
Prior year (favorable) unfavorable reserve development	29.0	26.5	(72.6)	1.3	(15.8)	(34.7)	(33.0)	(35.5)	(0.1)	(103.3)
Catastrophe losses	193.4	134.8	41.7	—	369.9	148.4	163.7	49.5	—	361.6

Total losses and LAE	1,348.9	1,116.6	507.2	1.7	2,974.4	1,118.5	1,118.9	313.2	0.2	2,550.8
Policy acquisition and other underwriting expenses	686.8	410.6	366.1	2.7	1,466.2	646.2	404.2	181.2	0.2	1,231.8

GAAP underwriting profit (loss)	(224.2)	(67.3)	93.5	(3.5)	(201.5)	(123.0)	(72.6)	11.9	(0.3)	(184.0)
Net investment income	142.4	86.5	40.2	7.2	276.3	136.5	92.1	16.9	12.7	258.2
Other income	12.3	13.6	23.0	9.3	58.2	20.7	13.3	10.9	7.0	51.9
Other operating expenses	(10.8)	(7.3)	(19.9)	(19.9)	(57.9)	(17.9)	(9.7)	(6.8)	(19.9)	(54.3)

Segment income (loss) before income taxes	$(80.3)	$25.5	$136.8	$(6.9)	$75.1	$16.3	$23.1	$32.9	$(0.5)	$71.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.2%	65.5%	55.6%	N/M	61.9%	61.3%	68.1%	59.1%	N/M	63.7%
Prior year (favorable) unfavorable reserve development	1.6%	1.8%	(7.5)%	N/M	(0.4)%	(2.1)%	(2.3)%	(7.0)%	N/M	(2.9)%
Catastrophe losses	10.7%	9.2%	4.3%	N/M	8.7%	9.0%	11.3%	9.8%	N/M	10.0%

Total loss and LAE ratio	74.5%	76.5%	52.4%	N/M	70.2%	68.2%	77.1%	61.9%	N/M	70.8%
Expense ratio	37.7%	27.3%	37.9%	N/M	34.2%	39.0%	27.1%	35.7%	N/M	33.9%

Combined ratio	112.2%	103.8%	90.3%	N/M	104.4%	107.2%	104.2%	97.6%	N/M	104.7%

Change in policies in force	8.8%	(3.3)%				7.1%	(2.3)%
Retention	83.5%	80.1%				84.1%	80.8%

(1)	Includes the results of Chaucer from July 1, 2011 (date of acquisition) through December 31, 2011.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Dec-YTD 2011	Dec-YTD 2012
Gross premiums written	$1,133.0	$1,287.8	$1,417.1	$1,291.9	$1,207.4	$4,059.2	$5,204.2

Net premiums written	$977.1	$1,016.8	$1,197.6	$1,120.1	$1,033.9	$3,593.4	$4,368.4

Net premiums earned	$1,047.8	$1,035.6	$1,050.0	$1,071.0	$1,082.5	$3,598.6	$4,239.1
Losses and LAE:
Current accident year, excluding catastrophe losses	662.5	638.0	640.8	664.8	676.7	2,292.5	2,620.3
Prior year (favorable) unfavorable reserve development	(30.7)	(17.2)	17.2	(8.3)	(7.5)	(103.3)	(15.8)
Catastrophe losses	55.6	40.6	74.1	51.9	203.3	361.6	369.9

Total losses and LAE	687.4	661.4	732.1	708.4	872.5	2,550.8	2,974.4
Policy acquisition and other underwriting expenses	353.7	358.2	354.6	369.2	384.2	1,231.8	1,466.2

GAAP underwriting profit (loss)	$6.7	$16.0	$(36.7)	$(6.6)	$(174.2)	$(184.0)	$(201.5)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	63.2%	61.7%	61.1%	62.1%	62.5%	63.7%	61.9%
Prior year (favorable) unfavorable reserve development	(2.9)%	(1.7)%	1.6%	(0.8)%	(0.7)%	(2.9)%	(0.4)%
Catastrophe losses	5.3%	3.9%	7.1%	4.8%	18.8%	10.0%	8.7%

Total loss and LAE ratio	65.6%	63.9%	69.8%	66.1%	80.6%	70.8%	70.2%
Expense ratio	33.4%	34.2%	33.3%	34.1%	35.1%	33.9%	34.2%

Combined ratio	99.0%	98.1%	103.1%	100.2%	115.7%	104.7%	104.4%

Combined ratio, excluding catastrophe losses	93.7%	94.2%	96.0%	95.4%	96.9%	94.7%	95.7%

Current accident year combined ratio, excluding catastrophe losses	96.6%	95.9%	94.4%	96.2%	97.6%	97.6%	96.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2012					2011
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$138.5	$63.0	$47.7	$187.2	$436.4	$134.8	$58.2	$41.0	$181.7	$415.7

Net premiums earned	$152.8	$68.6	$51.0	$193.9	$466.3	$141.2	$61.8	$42.9	$176.4	$422.3
Losses and LAE:
Current accident year, excluding catastrophe losses	80.1	49.9	37.6	131.1	298.7	72.3	40.3	31.4	105.3	249.3
Prior year (favorable) unfavorable reserve development	(1.6)	4.8	(3.1)	9.5	9.6	(6.0)	1.6	(5.2)	2.1	(7.5)
Catastrophe losses	60.1	8.7	—	58.1	126.9	5.1	(0.7)	—	(0.4)	4.0

Total losses and LAE	138.6	63.4	34.5	198.7	435.2	71.4	41.2	26.2	107.0	245.8
Policy acquisition and other underwriting expenses					180.3					166.3

GAAP underwriting profit (loss)					(149.2)					10.2
Net investment income					36.1					34.9
Other income					1.9					5.1
Other operating expenses					(1.7)					(4.3)

Segment income (loss) before income taxes					$(112.9)					$45.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.4%	72.7%	73.8%	67.5%	64.0%	51.2%	65.1%	73.2%	59.7%	59.1%
Prior year (favorable) unfavorable reserve development	(1.0)%	7.0%	(6.1)%	4.9%	2.1%	(4.2)%	2.6%	(12.1)%	1.2%	(1.8)%
Catastrophe losses	39.3%	12.7%	N/M	30.0%	27.2%	3.6%	(1.1)%	N/M	(0.2)%	0.9%

Total loss and LAE ratio	90.7%	92.4%	67.7%	102.4%	93.3%	50.6%	66.6%	61.1%	60.7%	58.2%
Expense ratio					38.5%					39.2%

Combined ratio					131.8%					97.4%

Change in policies in force	2.4%	7.6%	10.2%	14.4%	8.8%	3.7%	2.9%	10.5%	10.7%	7.1%
Retention	83.3%	82.4%	80.9%	N/M	82.9%	86.9%	83.0%	84.9%	N/M	85.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2012					2011
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$612.9	$276.5	$201.4	$811.2	$1,902.0	$569.5	$248.9	$174.5	$710.2	$1,703.1

Net premiums earned	$589.8	$266.3	$192.7	$762.7	$1,811.5	$557.5	$245.5	$171.6	$667.1	$1,641.7
Losses and LAE:
Current accident year, excluding catastrophe losses	331.7	184.2	143.0	467.6	1,126.5	331.9	153.5	131.0	388.4	1,004.8
Prior year (favorable) unfavorable reserve development	(15.2)	16.6	(8.3)	35.9	29.0	(23.4)	3.9	(18.0)	2.8	(34.7)
Catastrophe losses	113.0	9.8	—	70.6	193.4	107.7	2.4	—	38.3	148.4

Total losses and LAE	429.5	210.6	134.7	574.1	1,348.9	416.2	159.8	113.0	429.5	1,118.5
Policy acquisition and other underwriting expenses					686.8					646.2

GAAP underwriting loss					(224.2)					(123.0)
Net investment income					142.4					136.5
Other income					12.3					20.7
Other operating expenses					(10.8)					(17.9)

Segment income (loss) before income taxes					$(80.3)					$16.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.3%	69.1%	74.2%	61.2%	62.2%	59.5%	62.5%	76.4%	58.3%	61.3%
Prior year (favorable) unfavorable reserve development	(2.6)%	6.2%	(4.3)%	4.7%	1.6%	(4.2)%	1.6%	(10.5)%	0.4%	(2.1)%
Catastrophe losses	19.2%	3.7%	N/M	9.3%	10.7%	19.3%	1.0%	N/M	5.7%	9.0%

Total loss and LAE ratio	72.9%	79.0%	69.9%	75.2%	74.5%	74.6%	65.1%	65.9%	64.4%	68.2%
Expense ratio					37.7%					39.0%

Combined ratio					112.2%					107.2%

Change in policies in force	2.4%	7.6%	10.2%	14.4%	8.8%	3.7%	2.9%	10.5%	10.7%	7.1%
Retention	84.5%	83.0%	80.0%	N/M	83..5%	85.8%	81.7%	81.1%	N/M	84.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Dec-YTD 2011	Dec-YTD 2012
Gross premiums written	$475.3	$532.6	$564.2	$571.6	$514.0	$1,938.0	$2,182.4

Net premiums written	$415.7	$468.9	$496.7	$500.0	$436.4	$1,703.1	$1,902.0

Net premiums earned	$422.3	$434.9	$449.2	$461.1	$466.3	$1,641.7	$1,811.5
Losses and LAE:
Current accident year, excluding catastrophe losses	249.3	256.3	276.3	295.2	298.7	1,004.8	1,126.5
Prior year (favorable) unfavorable reserve development	(7.5)	0.5	14.5	4.4	9.6	(34.7)	29.0
Catastrophe losses	4.0	11.1	38.4	17.0	126.9	148.4	193.4

Total losses and LAE	245.8	267.9	329.2	316.6	435.2	1,118.5	1,348.9
Policy acquisition and other underwriting expenses	166.3	169.5	164.7	172.3	180.3	646.2	686.8

GAAP underwriting profit (loss)	$10.2	$(2.5)	$(44.7)	$(27.8)	$(149.2)	$(123.0)	$(224.2)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.1%	58.9%	61.6%	63.9%	64.0%	61.3%	62.2%
Prior year (favorable) unfavorable reserve development	(1.8)%	0.1%	3.2%	1.0%	2.1%	(2.1)%	1.6%
Catastrophe losses	0.9%	2.6%	8.5%	3.7%	27.2%	9.0%	10.7%

Total loss and LAE ratio	58.2%	61.6%	73.3%	68.6%	93.3%	68.2%	74.5%
Expense ratio	39.2%	38.7%	36.4%	37.2%	38.5%	39.0%	37.7%

Combined ratio	97.4%	100.3%	109.7%	105.8%	131.8%	107.2%	112.2%

Combined ratio, excluding catastrophe losses	96.5%	97.7%	101.2%	102.1%	104.6%	98.2%	101.5%

Current accident year combined ratio, excluding catastrophe losses	98.3%	97.6%	98.0%	101.1%	102.5%	100.3%	99.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2012				2011
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$223.1	$129.7	$10.6	$363.4	$216.1	$128.0	$10.8	$354.9

Net premiums earned	$228.6	$126.6	$10.6	$365.8	$226.0	$126.7	$11.3	$364.0
Losses and LAE:
Current accident year, excluding catastrophe losses	184.0	63.0	3.4	250.4	179.1	71.0	3.9	254.0
Prior year (favorable) unfavorable reserve development	11.2	0.1	—	11.3	(4.8)	0.5	(0.2)	(4.5)
Catastrophe losses	11.9	38.2	1.6	51.7	2.7	12.8	0.2	15.7

Total losses and LAE	207.1	101.3	5.0	313.4	177.0	84.3	3.9	265.2
Policy acquisition and other underwriting expenses				105.1				101.7

GAAP underwriting loss				(52.7)				(2.9)
Net investment income				22.0				23.6
Other income				3.4				3.5
Other operating expenses				(1.7)				(3.6)

Segment income (loss) before income taxes				$(29.0)				$20.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	80.5%	49.7%	32.1%	68.5%	79.2%	56.0%	34.5%	69.7%
Prior year (favorable) unfavorable reserve development	4.9%	0.1%	N/M	3.1%	(2.1)%	0.4%	(1.8)%	(1.2)%
Catastrophe losses	5.2%	30.2%	15.1%	14.1%	1.2%	10.1%	1.8%	4.3%

Total loss and LAE ratio	90.6%	80.0%	47.2%	85.7%	78.3%	66.5%	34.5%	72.8%
Expense ratio				27.9%				27.1%

Combined ratio				113.6%				99.9%

Change in policies in force	(2.3)%	(3.7)%	(8.8)%	(3.3)%	(3.8)%	(0.4)%	(6.1)%	(2.3)%
Retention	78.7%	81.1%	N/M	80.1%	79.0%	82.3%	N/M	80.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2012				2011
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$922.7	$510.2	$42.7	$1,475.6	$910.5	$507.2	$43.5	$1,461.2

Net premiums earned	$910.1	$507.2	$42.6	$1,459.9	$912.8	$494.7	$43.0	$1,450.5
Losses and LAE:
Current accident year, excluding catastrophe losses	682.3	256.7	16.3	955.3	683.3	288.2	16.7	988.2
Prior year (favorable) unfavorable reserve development	21.2	4.3	1.0	26.5	(33.6)	(0.9)	1.5	(33.0)
Catastrophe losses	21.0	110.5	3.3	134.8	11.7	148.6	3.4	163.7

Total losses and LAE	724.5	371.5	20.6	1,116.6	661.4	435.9	21.6	1,118.9
Policy acquisition and other underwriting expenses				410.6				404.2

GAAP underwriting loss				(67.3)				(72.6)
Net investment income				86.5				92.1
Other income				13.6				13.3
Other operating expenses				(7.3)				(9.7)

Segment income before income taxes				$25.5				$23.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	75.0%	50.7%	38.4%	65.5%	74.9%	58.3%	38.8%	68.1%
Prior year (favorable) unfavorable reserve development	2.3%	0.8%	2.3%	1.8%	(3.7)%	(0.2)%	3.5%	(2.3)%
Catastrophe losses	2.3%	21.8%	7.7%	9.2%	1.3%	30.0%	7.9%	11.3%

Total loss and LAE ratio	79.6%	73.3%	48.4%	76.5%	72.5%	88.1%	50.2%	77.1%
Expense ratio				27.3%				27.1%

Combined ratio				103.8%				104.2%

Change in policies in force	(2.3)%	(3.7)%	(8.8)%	(3.3)%	(3.8)%	(0.4)%	(6.1)%	(2.3)%
Retention	78.7%	81.1%	N/M	80.1%	79.0%	82.3%	N/M	80.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Dec-YTD 2011	Dec-YTD 2012
Gross premiums written	$380.0	$373.2	$414.3	$430.3	$393.9	$1,561.3	$1,611.7

Net premiums written	$354.9	$347.4	$371.1	$393.7	$363.4	$1,461.2	$1,475.6

Net premiums earned	$364.0	$363.3	$364.3	$366.5	$365.8	$1,450.5	$1,459.9
Losses and LAE:
Current accident year, excluding catastrophe losses	254.0	229.9	233.5	241.5	250.4	988.2	955.3
Prior year (favorable) unfavorable reserve development	(4.5)	3.8	7.8	3.6	11.3	(33.0)	26.5
Catastrophe losses	15.7	23.0	32.4	27.7	51.7	163.7	134.8

Total losses and LAE	265.2	256.7	273.7	272.8	313.4	1,118.9	1,116.6
Policy acquisition and other underwriting expenses	101.7	102.4	101.0	102.1	105.1	404.2	410.6

GAAP underwriting profit (loss)	$(2.9)	$4.2	$(10.4)	$(8.4)	$(52.7)	$(72.6)	$(67.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	69.7%	63.4%	64.1%	65.8%	68.5%	68.1%	65.5%
Prior year (favorable) unfavorable reserve development	(1.2)%	1.0%	2.1%	1.0%	3.1%	(2.3)%	1.8%
Catastrophe losses	4.3%	6.3%	8.9%	7.6%	14.1%	11.3%	9.2%

Total loss and LAE ratio	72.8%	70.7%	75.1%	74.4%	85.7%	77.1%	76.5%
Expense ratio	27.1%	27.3%	26.9%	27.0%	27.9%	27.1%	27.3%

Combined ratio	99.9%	98.0%	102.0%	101.4%	113.6%	104.2%	103.8%

Combined ratio, excluding catastrophe losses	95.6%	91.7%	93.1%	93.8%	99.5%	92.9%	94.6%

Current accident year combined ratio, excluding catastrophe losses	96.8%	90.7%	91.0%	92.8%	96.4%	95.2%	92.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended December 31

	2012						2011
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty and Other	Total
Gross premiums written	$27.2	$78.6	$62.6	$78.7	$52.4	$299.5	$42.2	$70.6	$53.9	$68.1	$42.9	$277.7

Net premiums written	$24.2	$57.3	$47.8	$68.7	$36.1	$234.1	$33.2	$51.2	$37.0	$58.8	$26.3	$206.5

Net premiums earned	$46.1	$57.8	$46.1	$64.6	$35.8	$250.4	$69.3	$58.9	$41.5	$64.6	$27.2	$261.5
Losses and LAE:
Current accident year, excluding catastrophe losses						127.5						159.2
Prior year favorable reserve development						(28.7)						(18.9)
Catastrophe losses						24.7						35.9

Total losses and LAE						123.5						176.2
Policy acquisition and other underwriting expenses						98.0						85.5

GAAP underwriting profit (loss)						28.9						(0.2)
Net investment income						10.4						8.3
Other income						6.5						6.8
Other operating expenses						(6.3)						(1.9)

Segment income before income taxes						$39.5						$13.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						51.0%						60.9%
Prior year favorable reserve development						(11.5)%						(7.2)%
Catastrophe losses						9.9%						13.7%

Total loss and LAE ratio						49.4%						67.4%
Expense ratio						39.1%						32.7%

Combined ratio						88.5%						100.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Year ended December 31

	2012						2011 (1)
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty and Other	Total
Gross premiums written	$248.6	$338.9	$303.8	$311.6	$206.9	$1,409.8	$94.8	$140.0	$97.2	$139.8	$87.8	$559.6

Net premiums written	$161.3	$234.3	$195.1	$259.8	$140.0	$990.5	$72.8	$107.4	$66.7	$121.8	$60.1	$428.8

Net premiums earned	$180.9	$227.2	$181.8	$247.0	$129.9	$966.8	$121.7	$119.0	$82.6	$124.4	$58.6	$506.3
Losses and LAE:
Current accident year, excluding catastrophe losses						538.1						299.2
Prior year favorable reserve development						(72.6)						(35.5)
Catastrophe losses						41.7						49.5

Total losses and LAE						507.2						313.2
Policy acquisition and other underwriting expenses						366.1						181.2

GAAP underwriting profit						93.5						11.9
Net investment income						40.2						16.9
Other income						23.0						10.9
Other operating expenses						(19.9)						(6.8)

Segment income before income taxes						$136.8						$32.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						55.6%						59.1%
Prior year favorable reserve development						(7.5)%						(7.0)%
Catastrophe losses						4.3%						9.8%

Total loss and LAE ratio						52.4%						61.9%
Expense ratio						37.9%						35.7%

Combined ratio						90.3%						97.6%

(1)	Includes the results of Chaucer from July 1, 2011 (date of acquisition) through December 31, 2011.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Dec-YTD 2011 (1)	Dec-YTD 2012

Gross premiums written	$277.7	$381.7	$438.6	$290.0	$299.5	$559.6	$1,409.8

Net premiums written	$206.5	$200.2	$329.8	$226.4	$234.1	$428.8	$990.5

Net premiums earned	$261.5	$237.0	$236.5	$242.9	$250.4	$506.3	$966.8
Losses and LAE:
Current accident year, excluding catastrophe losses	159.2	151.6	131.0	128.0	127.5	299.2	538.1
Prior year favorable reserve development	(18.9)	(21.7)	(5.1)	(17.1)	(28.7)	(35.5)	(72.6)
Catastrophe losses	35.9	6.5	3.3	7.2	24.7	49.5	41.7

Total losses and LAE	176.2	136.4	129.2	118.1	123.5	313.2	507.2
Policy acquisition and other underwriting expenses	85.5	85.9	88.1	94.1	98.0	181.2	366.1

GAAP underwriting profit (loss)	$(0.2)	$14.7	$19.2	$30.7	$28.9	$11.9	$93.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.9%	64.1%	55.5%	52.7%	51.0%	59.1%	55.6%
Prior year favorable reserve development	(7.2)%	(9.2)%	(2.2)%	(7.0)%	(11.5)%	(7.0)%	(7.5)%
Catastrophe losses	13.7%	2.7%	1.4%	3.0%	9.9%	9.8%	4.3%

Total loss and LAE ratio	67.4%	57.6%	54.7%	48.7%	49.4%	61.9%	52.4%
Expense ratio	32.7%	36.2%	37.2%	38.7%	39.1%	35.7%	37.9%

Combined ratio	100.1%	93.8%	91.9%	87.4%	88.5%	97.6%	90.3%

Combined ratio, excluding catastrophe losses	86.4%	91.1%	90.5%	84.4%	78.6%	87.8%	86.0%

Current accident year combined ratio, excluding catastrophe losses	93.6%	100.3%	92.7%	91.4%	90.1%	94.8%	93.5%

(1)	Includes the results of Chaucer from July 1, 2011 (date of acquisition) through December 31, 2011.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	YTD 2011	YTD 2012
Net Investment Income

Fixed maturities	$67.3	$65.9	$66.5	$66.3	$65.5	$254.3	$264.2
Equity securities	2.6	3.4	2.8	4.0	5.1	6.8	15.3
Other investments	1.0	2.0	1.5	1.7	1.8	4.8	7.0
Investment expenses	(1.9)	(2.5)	(2.3)	(2.8)	(2.3)	(7.7)	(9.9)

Total	$69.0	$68.8	$68.5	$69.2	$70.1	$258.2	$276.6

Pre-tax Yields

Fixed maturities	4.48%	4.38%	4.31%	4.23%	4.10%	4.84%	4.26%
Total	3.92%	3.89%	3.87%	3.80%	3.78%	4.39%	3.85%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

December 31, 2012

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q4 2012	Change in Net Unrealized YTD

Fixed Maturities:
U.S. Treasury and government agencies	AAA	$317.2	$325.6	4.1%	$8.4	$(0.8)	$0.8
Foreign government	AAA	348.5	352.9	4.4%	4.4	(0.1)	4.5
Municipals:
Taxable	AA	853.9	933.0	11.6%	79.1	(2.4)	20.7
Tax exempt	AA-	156.3	163.3	2.0%	7.0	0.9	1.9
Corporate:
NAIC 1	A	1,843.8	1,960.6	24.4%	116.8	(5.6)	49.6
NAIC 2	BBB	1,352.5	1,473.7	18.3%	121.2	0.9	41.8
NAIC 3 and below	B+	316.5	339.1	4.2%	22.6	2.2	11.8

Total corporate	BBB+	3,512.8	3,773.4	46.9%	260.6	(2.5)	103.2

Asset backed:
Residential mortgage backed	AA	769.0	805.2	10.0%	36.2	(3.7)	3.7
Commercial mortgage backed	AA	373.3	396.2	5.0%	22.9	0.1	8.9
Asset backed	AA+	198.5	202.6	2.5%	4.1	(0.1)	3.0

Total fixed maturities	A+	6,529.5	6,952.2	86.5%	422.7	(8.6)	146.7
Equity securities		299.0	315.8	3.9%	16.8	(13.0)	10.3

Total fixed maturities and equity securities		6,828.5	7,268.0	90.4%	439.5	(21.6)	157.0
Cash and cash equivalents		564.8	564.8	7.0%	—	—	—
Other investments		207.1	210.3	2.6%	3.2	—	0.3

Total		$7,600.4	$8,043.1	100.0%	$442.7	$(21.6)	$157.3

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

December 31, 2012

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$4,744.0	$5,017.9	72.2%
2	Baa	1,443.5	1,569.3	22.6%
3	Ba	143.1	156.2	2.2%
4	B	135.1	143.5	2.1%
5	Caa and lower	50.1	50.7	0.7%
6	In or near default	13.7	14.6	0.2%

Total fixed maturities		$6,529.5	$6,952.2	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value

0-2 years	$1,798.4	$1,851.4	26.6%
2-4 years	1,913.7	2,032.0	29.2%
4-6 years	1,190.3	1,309.0	18.8%
6-8 years	1,015.0	1,102.4	15.9%
8-10 years	450.5	482.1	7.0%
10+ years	161.6	175.3	2.5%

Total fixed maturities	$6,529.5	$6,952.2	100.0%

Weighted Average Duration	4.07

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

December 31, 2012

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits (2)	$166.5	$169.7	2.11%	A
Notes	14.9	15.5	0.19%	A
Lloyds TSB Bank: (3)
Term deposits (2)	49.1	48.5	0.60%	A
Notes	6.8	7.2	0.09%	A
GE Capital	32.6	34.8	0.43%	AA+
American Express	28.1	30.3	0.38%	A-
JP Morgan	26.5	27.8	0.34%	A
Wells Fargo	24.7	27.2	0.34%	A+
Citigroup	24.3	26.4	0.33%	A-
Rabobank Nederland	23.7	24.2	0.30%	AA-
Bank of America	22.9	24.6	0.31%	BBB+
AT&T Inc.	22.8	23.3	0.29%	A-

Top 10 Corporate and Municipal Fixed	$442.9	$459.5	5.71%

(1)	UK government owns 83% of bank equity
(2)	Weighted average duration is approximately 1 year
(3)	UK government owns 40% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME (LOSS) TO NET INCOME (LOSS)

	Three Months ended December 31				Year ended December 31
	2012		2011		2012		2011
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
SEGMENT INCOME
Commercial Lines	$(112.9)		$45.9		$(80.3)		$16.3
Personal Lines	(29.0)		20.6		25.5		23.1
Chaucer	39.5		13.0		136.8		32.9
Other Property and Casualty	(2.1)		(2.0)		(6.9)		(0.5)

Total	(104.5)		77.5		75.1		71.8

Interest expense	(15.2)		(16.4)		(61.9)		(55.0)

Segment income (loss) before income taxes	(119.7)	$(2.69)	61.1	$1.35	13.2	$0.29	16.8	$0.37

Income tax benefit (expense) on segment income (loss)	46.3	1.04	(15.6)	(0.35)	1.9	0.04	(2.6)	(0.06)

Segment income (loss) after income taxes	(73.4)	(1.65)	45.5	1.00	15.1	0.33	14.2	0.31

Net realized investment gains	18.9	0.42	3.2	0.07	23.6	0.52	28.1	0.61
Loss from retirement of debt	(5.1)	(0.11)	—	—	(5.1)	(0.11)	(2.3)	(0.05)
Net costs related to acquired businesses	(0.4)	(0.01)	(0.7)	(0.01)	(2.6)	(0.05)	(16.4)	(0.35)
Loss on derivative instruments	—	—	—	—	—	—	(11.3)	(0.25)
Net foreign exchange gains (losses)	(0.1)	—	—	—	(0.4)	(0.01)	6.7	0.15
Income tax benefit (expense) on non-segment income (loss)	4.8	0.11	(1.6)	(0.04)	15.5	0.34	12.5	0.27

Income (loss) from continuing operations	(55.3)	(1.24)	46.4	1.02	46.1	1.02	31.5	0.69

Discontinued operations, net of taxes	0.3	—	3.2	0.07	9.8	0.21	5.2	0.11

NET INCOME (LOSS)	$(55.0)	$(1.24)	$49.6	$1.09	$55.9	$1.23	$36.7	$0.80

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, Chaucer, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the three and twelve months ended December 31, 2012 and 2011 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2012
	Price Range		Dividends
	High	Low	Per Share
March 31	$41.52	$34.27	$0.300
June 30	$41.04	$37.17	$0.300
September 30	$39.69	$33.99	$0.300
December 31	$39.51	$34.58	$0.330

Quarter Ended	2011
	Price Range		Dividends
	High	Low	Per Share
March 31	$48.82	$45.08	$0.275
June 30	$46.15	$36.18	$0.275
September 30	$37.97	$31.22	$0.275
December 31	$39.23	$33.26	$0.300

INDUSTRY RATINGS AS OF FEBRUARY 6, 2013

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB-	Baa3
The Hanover Insurance Group, Inc.
Junior Subordinated Debentures	bb+	BB-	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com